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                                                                   EXHIBIT 99.4
                          CERTIFICATE OF DESIGNATIONS,
                          RIGHTS AND PREFERENCES OF THE


                                 SERIES A 9.75%
                             CUMULATIVE CONVERTIBLE
                           PAY-IN-KIND PREFERRED STOCK

                                     AND THE

                        SERIES B NON-VOTING PARTICIPATING
                                 PREFERRED STOCK

                                       OF

                         ALTERRA HEALTHCARE CORPORATION


             PURSUANT TO SECTION 151 OF THE GENERAL CORPORATION LAW
                            OF THE STATE OF DELAWARE

         ALTERRA HEALTHCARE CORPORATION, a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), hereby certifies that the following resolutions were adopted by the Board of Directors of the Corporation as required by Section 151 of the General Corporation Law of the State of Delaware by unanimous written consent dated as of May 30, 2000:

              "RESOLVED, that pursuant to the authority granted to and vested in the Board of Directors of the Company in accordance with the provisions of the Restated Certificate of Incorporation, as amended, the Board of Directors hereby creates (i) a series of 9.75% Cumulative Convertible Pay-In-Kind Preferred Stock (the "Series A Preferred Stock") of the Corporation and hereby states the designation and number of shares, and fixes the relative rights, preferences, and limitations thereof as set forth in Part A attached hereto; and
       (ii) a series of Non-Voting Participating Preferred Stock (the "Series B Preferred Stock") of the Corporation and hereby states the designation and number of shares, and fixes the relative rights, preferences, and limitations thereof as set forth in Part B attached hereto;"


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PART A.  SERIES A 9.75 CUMULATIVE CONVERTIBLE PAY-IN-KIND PREFERRED STOCK

         1. Designation. The Preferred Stock of Alterra Healthcare Corporation (the "Corporation"), created and authorized for issuance hereby, shall be designated as "Series A 9.75% Cumulative Convertible Pay-In-Kind Preferred Stock" (hereinafter, "Series A Preferred Stock") which will consist of 2,500,000 shares of such Series A Preferred Stock, each of which has a stated value of $4.00 per share (the "Stated Value").

         2. Priority. The Series A Preferred Stock shall, with respect to dividend rights and rights on liquidation, winding up or dissolution, whether voluntary or involuntary, whether now or hereafter issued, rank (i) senior to
(A) any other class or series of Preferred Stock of the Corporation ("Preferred Stock") established by the Board of Directors of the Corporation (the "Board of Directors"), including the Corporation's Series A Junior Participating Preferred Stock (the "Series A Junior Preferred Stock") and the Corporation's Series B Non-Voting Participating Preferred Stock (the "Series B Preferred Stock") but specifically excluding any Equivalent Securities (hereinafter defined) or Senior Securities (hereinafter defined) issued in accordance with Section 5 hereof, (B) the Corporation's Common Stock, $.01 par value per share (the "Common Stock"), and (C) any other equity securities of the Corporation (all of such equity securities of the Corporation to which the Series A Preferred Stock ranks senior, including the Common Stock, the Series A Junior Preferred Stock and the Series B Preferred Stock, are at times collectively referred to herein as the "Junior Securities").

         3.       Dividends.

                  (a) Holders of shares of Series A Preferred Stock shall be entitled to receive out of funds legally available therefor cumulative dividends for each share of Series A Preferred Stock at an annual rate (the "Dividend Rate") of 9.75% of the Stated Value (unless such rate has been adjusted pursuant to the provisions of Section 3(d)), payable semi-annually on January 1 and July 1 of each year commencing on January 1, 2001 (or at such additional times and for such interim periods, if any, as determined by the Board of Directors) (each of such dates being referred to herein as a "Dividend Payment Date"), except that if such date is a Saturday, Sunday or legal holiday, then such dividend shall be payable on the next date that is not a Saturday, Sunday or legal holiday on which banks in the State of New York are permitted or required to be closed (a "Business Day"). Each of such semi-annual dividends shall be fully cumulative and shall accrue (whether or not declared), on a daily basis from the first day of the period in which such dividend may be accruable as provided herein; provided, however, that with respect to the first Dividend Payment Date following any issuance of shares of Series A Preferred Stock, the dividend with respect to such shares shall accrue from the date of issuance of such shares of Series A Preferred Stock. Dividends on shares of Series A Preferred Stock shall be payable in shares of Series A Preferred Stock (calculated with reference to the Stated Value of the Series A Preferred Stock). The Board of Directors shall declare and pay such accrued dividends at such time and to the extent permitted by law. No fractional shares shall be issued by the Corporation in respect of any Dividend Payment Date, so that the number of shares


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of Series A Preferred Stock to be paid as a dividend pursuant to this Section
3(a) to a holder of Series A Preferred Stock shall be rounded down to the nearest whole number of shares; provided however, that any such fractional shares to which a holder of Series A Preferred Stock would otherwise be entitled shall be aggregated with any fractional shares otherwise issuable in connection with any subsequent Dividend Payment Dates and each time such fractional shares shall equal one full share, such full share shall be issued to the holder entitled thereto on the next subsequent Dividend Payment Date with all attendant rights and preferences attaching thereto. Dividends shall be paid to the holders of record of shares of Series A Preferred Stock at the close of business on the date specified by the Board of Directors at the time such dividend is declared (the "Record Date"); provided, however, that such Record Date shall not be more than 60 days nor less than 10 days prior to the respective Dividend Payment Date. The Corporation shall deliver or cause to be delivered to the respective record holders of shares of Series A Preferred Stock certificates representing the shares of Series A Preferred Stock (if any) to which they are entitled pursuant to this Section 3(a) promptly following each Dividend Payment Date.

                  (b) All dividends paid with respect to shares of Series A Preferred Stock pursuant to Section 3(a) hereof shall be paid pro rata to the holders entitled thereto, subject to the treatment of fractional shares described in Section 3(a) hereof. All shares of Series A Preferred Stock issued in respect of any Dividend Payment Date shall be deemed issued on the applicable Dividend Payment Date, and will thereupon be duly authorized, validly issued, fully paid and non-assessable and free and clear of all liens and charges. On and after a Dividend Payment Date, until certificates representing additional shares of Series A Preferred Stock shall have been issued pursuant to Section 3(a) hereof, the certificates representing shares of Series A Preferred Stock held by a holder of Series A Preferred Stock on the Record Date shall represent not only such existing shares, but also the additional shares of Series A Preferred Stock issued to such holder pursuant to such dividend.

                  (c)      (i)      Holders of shares of Series A Preferred
Stock shall be entitled to receive the dividends provided for in Section 3(a) hereof in preference to and in priority over any dividends declared upon any of the Junior Securities.

                           (ii)     So long as any shares of Series A Preferred
Stock are outstanding, the Corporation shall not, without first obtaining the consent or approval of the holders of a majority of the then outstanding shares of Series A Preferred Stock, declare, pay or set apart for payment any dividend on any of the Junior Securities or make any payment on account of, or set apart for payment money or establish a sinking or other similar fund for, the purchase, redemption, retirement or other acquisition of, or otherwise acquire for value, any of the Junior Securities or any warrants, rights, calls or options exercisable for any of the Junior Securities, or make any distribution in respect thereof, either directly or indirectly, whether in cash, obligations or shares of the Corporation or other property (other than distributions or dividends payable solely in the same Junior Securities to the holders of such Junior Securities), or permit any company or other entity directly or indirectly controlled by the Corporation to purchase or redeem any of the Junior Securities or any warrants, rights, calls or options exercisable for any of the Junior Securities (other than the exchange or redemption of the Rights


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pursuant to the terms of the Rights Agreement between the Corporation and
American Stock Transfer & Trust Company dated as of December 10, 1998, as amended or modified from time to time (the "Rights Agreement")), unless prior to or concurrently with such declaration, payment, setting apart for payment, purchase, redemption or distribution, as the case may be, all accrued and unpaid dividends, if any, on shares of Series A Preferred Stock not paid on the dates provided for in Section 3(a) hereof shall have been paid.

                           (iii)    Subject to the foregoing provisions of this
Section 3 and the provisions of Section 8(f) hereof, the Board of Directors may declare and the Corporation may pay or set apart for payment dividends and other distributions on any of the Junior Securities, and may purchase or otherwise redeem any of the Junior Securities or any warrants, rights or options exercisable for any of the Junior Securities, and the holders of the shares of Series A Preferred Stock shall not be entitled to participate therein.

                  If at any time the Common Stock is not listed or admitted to trading on the American Stock Exchange, the New York Stock Exchange or the NASDAQ National Market System (each a "National Exchange"), then beginning on the date the Common Stock is no longer so listed or admitted to trading and continuing until the date the Common Stock is again listed or admitted to trading on a National Exchange, the Dividend Rate shall be adjusted to an annual rate of 12.25% of the Stated Value.

         4.       Liquidation Preference.

                  (a) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, the holders of shares of Series A Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders an amount in cash equal to the Stated Value for each share outstanding, plus an amount in cash equal to all accrued but unpaid dividends thereon to the date fixed for liquidation, before any payment shall be made or any assets distributed to the holders of any of the Junior Securities (the "Liquidation Preference"). No full preferential payment on account of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, shall be made to the holders of any class of Equivalent Securities (as hereinafter defined in Section 5 below) unless there shall likewise be paid at the same time to holders of Series A Preferred Stock the full amounts to which such holders are entitled with respect to such distribution. If the assets of the Corporation are not sufficient to pay in full the liquidation payments payable to the holders of outstanding shares of Series A Preferred Stock and outstanding shares of Equivalent Securities, then the holders of all such shares shall share ratably in such distribution of assets in accordance with the full respective preferential amounts that would be payable on such shares of Series A Preferred Stock and such shares of Equivalent Securities if all amounts payable thereon were paid in full.

                  (b) For the purposes of this Section 4, (i) the voluntary sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the property or assets of the Corporation (unless and until such sale,


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conveyance, exchange or transfer is followed by the dissolution of the
Corporation pursuant to the DGCL) or (ii) the consolidation or merger of the Corporation with one or more other companies or entities shall not be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary.

         5.       Certain Restrictions.

         Notwithstanding anything contained herein to the contrary, so long as any shares of the Series A Preferred Stock shall remain outstanding, the Corporation shall not, without first obtaining the consent or approval of the holders of a majority of the then outstanding shares of Series A Preferred Stock, establish, create, authorize or issue any shares of (i) any class or series of Preferred Stock the terms of which provide that such class or series shall rank on parity with the Series A Preferred Stock with respect to dividends or rights on liquidation, winding up or dissolution ("Equivalent Securities"), including (A) the reclassification of any class or series of stock of the Corporation into shares of Equivalent Securities and (B) the issuance of any security exchangeable for, convertible into or evidencing the right to purchase any shares of Equivalent Securities; or (ii) any other class or series of Preferred Stock, the terms of which provide that such class or series shall rank senior to the Series A Preferred Stock with respect to dividend rights or rights on liquidation, winding up or dissolution ("Senior Securities"), including (A) the reclassification of any class or series of stock of the Corporation into shares of Senior Securities and (B) the issuance of any security exchangeable for, convertible into or evidencing the right to purchase any shares of Senior Securities.

         6.       Redemption by the Corporation.

                  (a) The Corporation may out of funds legally available therefor, at its option, on or after the third anniversary of the first date on which shares of the Series A Preferred Stock are issued, redeem all, but not less than all, shares of Series A Preferred Stock, upon notice as set forth in
Section 6(d) hereof at the redemption price set forth in Section 6(c) hereof any time if the average Trading Price (as defined in Section 8(n)) of the Common Stock for the 30 consecutive Trading Days preceding the Redemption Notice Date (as defined in Section 6(d)) shall equal or exceed an amount equal to 200% of the Conversion Price (as defined in Section 8(b)).

                  (b) Upon the earlier of (i) Maturity or (ii) the Corporation's redemption of its Series A 9.75% Convertible Pay-in-Kind Debentures due 2007 and its Series B 9.75% Convertible Pay-in-Kind Debentures due 2007 (collectively, the "Debentures"), the Corporation shall redeem all outstanding shares of Series A Preferred Stock at the redemption price set forth in Section 6(c) hereof out of funds legally available therefor.

                  (c) The redemption price per share of the Series A Preferred Stock shall be an amount in cash equal to the Stated Value of such share of Series A Preferred Stock plus all accrued but unpaid dividends thereon to the Redemption Date. The Corporation shall


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take all actions required or permitted under the General Corporation Law of the
State of Delaware (the "DGCL") to permit such redemption of Series A Preferred Stock.

                  (d) Notice of any redemption shall be sent by or on behalf of the Corporation not less than 60 days prior to the date specified for redemption in such notice (the "Redemption Date"), by first-class mail, postage prepaid, to all holders of record of Series A Preferred Stock at their last addresses as they shall appear on the books of the Corporation (the date such notice is mailed by or on behalf of the Corporation is referred to herein as the "Redemption Notice Date"); provided, however, that no failure to give such notice or any defect therein or in the mailing thereof shall affect the validity of the proceedings for the redemption of any shares of Series A Preferred Stock except as to the holder to whom the Corporation has failed to give notice or except as to the holder to whom notice was defective. In addition to any information required by law, such notice shall state: (i) whether such redemption is being made pursuant to the optional redemption provisions hereof or the mandatory redemption provisions hereof; (ii) the Redemption Date; (iii) the redemption price; (iv) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; and (v) that dividends on the shares to be redeemed will cease to accumulate as of the Redemption Date. Upon the mailing of any such notice of redemption, the Corporation shall become obligated to redeem at the time of redemption specified thereon all shares called for redemption.

                  (e) If notice has been mailed in accordance with Section 6(d) hereof and provided that on or before the Redemption Date specified in such notice, all funds necessary for such redemption shall have been set aside by the Corporation, separate and apart from its other funds in trust and for the pro rata benefit of the holders of the shares so called for redemption, so as to be, and to continue to be available therefor, then, from and after the Redemption Date, dividends on the shares of Series A Preferred Stock so called for redemption shall cease to accumulate, and such shares shall no longer be deemed to be outstanding and shall not have the status of shares of Series A Preferred Stock, and all rights of the holders thereof as stockholders of the Corporation (except the right to receive from the Corporation the redemption price therefor) shall cease. Upon surrender, in accordance with such notice, of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Corporation shall so require and the notice shall so state), such shares shall be redeemed by the Corporation at the redemption price therefor.

                  (f) Any deposit of funds with a bank or trust company for the purpose of redeeming shares of Series A Preferred Stock shall be irrevocable except that (i) any balance of monies so deposited by the Corporation with respect to shares of Series A Preferred Stock converted by the holder pursuant to Section 8 hereof prior to the Redemption Date shall be repaid, together with interest or other earnings thereon, to the Corporation within 30 days after the Redemption Date and (ii) any balance of monies so deposited by the Corporation and unclaimed by the holders of shares of Series A Preferred Stock entitled thereto at the expiration of two years from the applicable Redemption Date shall be repaid, together with any interest or other earnings earned thereon, to the Corporation, and after any such repayment, the holders of


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the shares of Series A Preferred Stock entitled to the funds so repaid to the
Corporation shall look only to the Corporation for payment without interest or other earnings.

                  (g) In connection with any redemption of Series A Preferred Stock, holders of Series A Preferred Stock may exercise their right to convert in accordance with Section 8 hereof by notifying the Corporation on or before the Redemption Date.

         7. Voting Rights. In addition to any voting rights provided elsewhere herein, and any voting rights provided by law, the holders of shares of Series A Preferred Stock shall have the following voting rights:

                  (a) For so long as any shares of Series A Preferred Stock shall remain outstanding, each share of Series A Preferred Stock shall entitle the holder thereof to vote on all matters voted on by holders of the Common Stock, voting together as a single class with the Common Stock and all other shares entitled to vote, if any, at all meetings of the stockholders of the Corporation; provided, however, that the holders of shares of Series A Preferred Stock shall not have the right to vote for any directors of the Corporation (other than the right to elect the Preferred Directors in accordance with Section 7(b) hereof.) With respect to any matter voted on by holders of the Common Stock and the Series A Preferred Stock voting together as a single class, each share of Series A Preferred Stock shall entitle the holder thereof to cast the number of votes equal to the number of votes which could be cast in such vote by a holder of the shares of Common Stock into which such share of Series A Preferred Stock are convertible on the record date for such vote.

                  (b) So long as shares of the Series A Preferred Stock and the Debentures, having collectively, an aggregate Stated Value (with respect to the Series A Preferred Stock) or principal amount (with respect to the Debentures), equal to or greater than Fifty Million Dollars ($50,000,000) remain outstanding, the Board of Directors shall consist of nine (9) members and the holders of shares of Series A Preferred Stock shall have, in addition to the other voting rights set forth herein, the exclusive right, voting separately as a single class, to elect four (4) directors of the Corporation (the "Preferred Directors"), the remaining directors to be elected by the other classes of stock entitled to vote therefor (excluding the Series A Preferred Stock in accordance with Section 7(a) hereof), at each meeting of stockholders held for the purpose of electing directors. So long as holders of the Series A Preferred Stock have the right to elect the Preferred Directors, (i) any or all of the Preferred Directors may be removed by a vote of the holders of a majority of the issued and outstanding shares of Series A Preferred Stock or by the written consent of holders of 100% of the issued and outstanding shares of Series A Preferred Stock; and (ii) any vacancies created by the removal, resignation or death of any Preferred Director may be filled by a majority vote of the remaining Preferred Directors, by a vote of the holders of a majority of the issued and outstanding shares of Series A Preferred Stock or by the written consent of holders of 100% of the issued and outstanding shares of Series A Preferred Stock.


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                  (c)      Notwithstanding anything to the contrary contained
herein, any action required or permitted to be taken by the holders of Series A Preferred Stock at any meeting of the holders of Series A Preferred Stock may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of 100% of the issued and outstanding shares of Series A Preferred Stock. If the holders of not less than ten percent (10%) of the issued and outstanding shares of Series A Preferred Stock deliver to the Secretary of the Corporation a written request to hold a special meeting of the holders of the Series A Preferred Stock for the purpose of considering any matter or taking any action with respect to which the holders of Series A Preferred Stock are entitled to a vote pursuant to the terms hereof, the Corporation shall take such action as is required under the DGCL and the Bylaws of the Corporation to duly call and hold a special meeting of the holders of Series A Preferred Stock at a date, time and place determined by the Board of Directors.

         8.       Conversion Rights.

                  (a) Each share of Series A Preferred Stock may be converted at the option of the holder, at any time (except that, with respect to any shares of Series A Preferred Stock which shall be called for redemption, such right shall terminate as provided in Section 6 hereof) into the number of fully paid, non-assessable shares of Common Stock obtained by dividing the Stated Value by the Conversion Price (as defined in Section 8(b) below) in effect on the date of conversion (the "Conversion Date"), in accordance with and subject to the terms and conditions of this Section 8 and the right to receive an additional number of fully paid and non-assessable shares of Common Stock having a Share Value (as defined herein) equal to all accrued and unpaid dividends on such share of Series A Preferred Stock (other than previously declared dividends payable to a holder of record on a prior Record Date which dividends shall be paid by the Corporation to such holder on the next Dividend Payment Date) to the Conversion Date, whether or not declared, such shares to be issued concurrently with the issuance of the shares of Common Stock pursuant to
Section 8(d) hereof. Subject to Section 6(g) hereof, a holder of shares of Series A Preferred Stock shall have the right to convert all or any portion of such shares pursuant to this Section 8 at any time and from time to time.

                  (b) The "Conversion Price" shall initially equal $4.00, provided, however, that such Conversion Price shall be adjusted and readjusted from time to time as provided in this Section 8 and, as so adjusted and readjusted, shall remain in effect until a further adjustment or readjustment thereof is required by this Section 8.

                  (c) Upon surrender to the Corporation at the office of the transfer agent or such other place or places, if any, as the Board of Directors may determine, of certificates duly endorsed to the Corporation or in blank for shares of Series A Preferred Stock to be converted together with appropriate evidence of the payment of any transfer or similar tax, if required, and written instructions to the Corporation requesting conversion of such shares and specifying the name and address of the person, corporation, firm or other entity to whom shares of Common Stock are to be issued upon conversion thereof, the Corporation shall issue the


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number of full shares of Common Stock rounded down to the nearest whole number issuable upon conversion thereof as of the time of such surrender and as promptly as practicable thereafter will deliver or cause to be delivered certificates for such shares of Common Stock. In addition, the Corporation shall, issue a number of shares of Common Stock having a Share Value equal to all accrued and unpaid dividends on each share of Series A Preferred Stock so surrendered for conversion (other than previously declared dividends payable to a holder of record on a prior Record Date which dividends shall be paid by the Corporation to such holder on the next Dividend Payment Date.) Upon surrender of a certificate representing shares of Series A Preferred Stock to be converted in part, in addition to the foregoing, the Corporation shall also issue to such holder a new certificate representing any unconverted shares of Series A Preferred Stock represented by the certificate surrendered for conversion.

                  (d) No fractional shares of Common Stock shall be issued pursuant to this Section 8 and the number of shares of Common Stock shall be rounded down to the nearest whole number of shares; provided, however, that any such fractional shares to which a holder of Series A Preferred Stock would otherwise be entitled shall be aggregated with any fractional shares otherwise issuable in connection with any subsequent conversion by such holder of shares of Series A Preferred Stock and each time such fractional share shall equal one full share, such full share shall be issued to the holder entitled thereto.

                  (e) The Corporation shall pay all documentary, stamp, or similar issue or transfer tax due upon conversion of Series A Preferred Stock.

                  (f) The Conversion Price shall be subject to adjustment as follows:

                           (i) In case the Corporation shall (i) pay or make a dividend or other distribution on the outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify the outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify the outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect at the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution or subject to such subdivision, combination or reclassification shall be adjusted by multiplying such Conversion Price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination and of which the denominator shall be the sum of such number of shares outstanding immediately after the event described in clause (i), (ii) or (iii) of this paragraph (i) of Section 8(f), such adjustment to the Conversion Price to become effective immediately after the opening of business on the day following the date fixed for such determination.


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                           (ii)     In case the Corporation  shall issue rights,
         options or warrants to all holders of Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the Conversion Price in effect immediately prior to the date fixed for the determination of stockholders entitled to receive such rights, options or warrants (the "Pre-Determination Conversion Price"), the Conversion Price in effect at the opening of business on the day following the date fixed for such determination shall be reduced by multiplying the Pre-Determination Conversion Price by a fraction of which the numerator shall be the number of shares of Common Stock (as defined herein) outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so offered for subscription would purchase at the Pre-Determination Conversion Price, and of which the denominator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock so offered for subscription or purchase, such reduction of the Conversion Price to become effective immediately after the opening of business on the day following the date fixed for such determination.

                           (iii) In case the Corporation shall, by dividend or otherwise, distribute to all holders of Common Stock (i) shares of capital stock of any class other than Common Stock, (ii) evidences of its indebtedness or (iii) assets (excluding any rights, options or warrants referred to in paragraph (ii) of this Section 8(f), any cash dividend or distribution lawfully paid under the laws of the state of incorporation of the Corporation, and any dividend or distribution referred to in paragraph (i) of this Section 8(f)), the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the close of business on the date fixed for the determination of stockholders entitled to receive such distribution (the "Pre-Determination Conversion Price") by a fraction of which the numerator shall be the Pre-Determination Conversion Price less the fair market value (as determined by the Board of Directors of the Corporation) of the portion of the shares of capital stock or evidences of indebtedness or assets so distributed applicable to one share of Common Stock, and of which the denominator shall be the Pre-Determination Conversion Price, such adjustment to become effective immediately prior to the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such distribution.

                           (iv) In case the Corporation shall issue any securities convertible into or exchangeable for Common Stock (other than securities issued in transactions described in paragraph (ii) or
         (iii) of this Section 8(f)), for a consideration per share of Common Stock less than the Conversion Price immediately prior to the date of issuance of such securities (the "Pre-Issuance Conversion Price"), the Conversion Price shall be adjusted immediately thereafter


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         so that it shall equal the price determined by multiplying the
         Pre-Issuance Conversion Price by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such securities plus the number of shares of Common Stock which the aggregate consideration received for such securities would purchase at the Pre-Issuance Conversion Price, and of which the denominator shall be the number of shares of Common Stock outstanding immediately prior to such issuance plus the maximum number of shares of Common Stock deliverable upon conversion of or in exchange for such securities at the initial conversion or exchange price or rate. Upon the termination of the right to convert or exchange such securities, the Conversion Price shall forthwith be readjusted to such Conversion Price as would have obtained had the adjustments made upon the issuance of such convertible or exchangeable securities been made upon the basis of the delivery of only the number of shares of Common Stock actually delivered upon conversion or exchange of such securities and upon the basis of the consideration actually received by the Corporation for such securities.

                           (v) In case of any reclassification of the Common Stock (including any reclassification upon a consolidation or merger in which the Corporation is the continuing or surviving corporation) into securities other than Common Stock, the Series A Preferred Stock shall thereafter be convertible into the kind and amount of shares of such securities receivable upon such reclassification by a holder of the number of shares of Common Stock into which the Series A Preferred Stock would be convertible immediately prior to such reclassification.

                           (vi) In case the Corporation shall issue shares of Common Stock for a consideration per share less than the Conversion Price immediately prior to the date on which the Corporation fixes the offering price of such additional shares (the "Pre-Offering Conversion Price"), the Conversion Price shall be adjusted immediately thereafter so that it shall equal the price determined by multiplying the Pre-Offering Conversion Price by a fraction, of which the numerator shall be the total number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares plus the number of shares of Common Stock which the aggregate consideration received for the issuance of such additional shares would purchase at the Pre-Offering Conversion Price, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after the issuance of such additional shares. There shall be no adjustment, however, pursuant to this paragraph (vi) with respect to any shares of Common Stock issued (i) in any of the transactions described in paragraph (ii) of this Section 8(f) where there has been an adjustment in respect thereto; (ii) upon conversion or exchange of securities convertible into or exchangeable for Common Stock where there has been an adjustment; (iii) upon the exercise or conversion of any stock option, warrant or other convertible security outstanding on the first date on which shares of Series A Preferred Stock are issued (the "Original Issue Date"); (iv) upon the exercise of any stock option granted by the Company (provided that, if applicable, any adjustment required pursuant to paragraph (iii) of this
         Section 8(f) upon the grant of such option has been made), (v) upon the conversion of any convertible debenture of the Company outstanding on the Original Issue Date or upon the conversion of any of the Debentures or (vi) the exercise of any Rights pursuant to the terms of the Rights Agreement.

                  (g) Anything herein to the contrary notwithstanding, no adjustment will be made to the Conversion Price by reason of the issuance of Common Stock upon the conversion of Series A Preferred Stock, the Debentures or the Series C 9.75% Convertible Pay-in-Kind Debentures of the Corporation or by reason of the issuance of Series B Preferred Stock upon the conversion of any of the Debentures. The Corporation shall not issue any shares of Series B Preferred Stock except pursuant to the Certificate of Designations of the Rights and Preferences of the Series B Preferred Stock or pursuant to the terms of the Debentures (including the Indenture relating to the Debentures).

                  (h) No adjustment in the Conversion Price need be made unless the adjustment pursuant to Section 8(f) hereof would require an increase or decrease of at least 1% in the Conversion Price; provided, however, that any adjustments which by reason of this paragraph are not required to be made shall be carried forward and taken into account in any subsequent adjustment required to be made hereunder, and, in any event, shall be made no later than the third anniversary of the date the adjustment pursuant to Section 8(f) hereof would have been made if it would have required an increase or decrease of at least 1% in the Conversion Price. All adjustments to the Conversion Price shall be made to the nearest one-one thousandth of a dollar.

                  (i) No adjustment need be made for a change in the par value of the Common Stock.

                  (j) Whenever the Conversion Price is adjusted, the Corporation shall promptly mail to holders of Series A Preferred Stock a notice of adjustment briefly stating the facts requiring the adjustment and the manner of computing such adjustment.

                  (k) In case of any consolidation or merger of the Corporation with any other entity, or in case of any sale or transfer of all or substantially all of the assets of the Corporation, or in the case of any share exchange, in any such case pursuant to which all of the outstanding shares of Common Stock are converted into other securities or property, the Corporation shall make appropriate provision or cause appropriate provision to be made so that the holder of each share of Series A Preferred Stock then outstanding shall have the right thereafter, in lieu of the right to convert into Common Stock, to convert such share of Series A Preferred Stock into the kind and amount of shares of stock and other securities and property receivable upon such consolidation, merger, sale, transfer or share exchange by a holder of the number of shares of Common Stock into which such share of Series A Preferred Stock might have been converted immediately prior to the effective date of such consolidation, merger, sale, transfer or share exchange; provided, however, that if a purchase, tender or exchange offer shall have been made to and accepted by the holders of more than 50% of the outstanding shares of Common Stock, and if a holder of shares of Series A Preferred Stock so designates in a notice given to the Corporation on or before the date immediately preceding the date of the consummation of such transaction, the holder of such Series A Preferred Stock shall be entitled to receive the highest amount of securities, cash or other property to which such holder would actually have been entitled as a holder of Common Stock if the holder of Series A Preferred Stock had converted shares of Series A Preferred Stock into Common Stock prior to the expiration of such purchase, tender or exchange offer and accepted such offer, subject to adjustments (from and after the consummation of such purchase, tender or exchange offer) as nearly equivalent as possible to the adjustments provided for in this Section 8. If in connection with any such consolidation, merger, sale, transfer or share exchange, each holder of shares of Common Stock is entitled to elect to receive either securities, cash or other assets upon completion of such transaction, the Corporation shall provide or cause to be provided to each holder of Series A Preferred Stock the right to elect to receive the securities, cash or other assets into which Series A Preferred Stock held by such holder shall be convertible after completion of any such transaction on the same terms and subject to the same conditions applicable to holders of the Common Stock (including, without limitation, notice of the right to elect, limitations on the period in which such election shall be made and the effect of failing to exercise the election). The Corporation shall not effect any such transaction unless the provisions of this paragraph have been fulfilled. The above provisions shall similarly apply to successive consolidations, mergers, sales, transfers or share exchanges.

                  (l) In case any other stock (other than Common Stock but including, without limitation, any class or series of Preferred Stock) or other securities of any other entity (corporate or otherwise) or the Corporation ("Other Securities") shall be issued or sold or shall become subject to issue or sale upon the conversion or exchange of any stock (or Other Securities) of the Corporation or to subscription, purchase or other acquisition for a consideration such as to dilute, on a basis consistent with the standards established in the other provisions of this Section 8, the conversion rights of the Series A Preferred Stock, then, and in each such case, the computations, adjustments and readjustments provided for in this Section 8 with respect to the Conversion Price shall be made as nearly as possible in the manner so provided and applied to determine the amount of Other Securities from time to time receivable upon the conversion of shares of Series A Preferred Stock, so as to protect the holders of Series A Preferred Stock against the effect of such dilution.

                  (m) The Corporation shall reserve and at all times keep available, free from preemptive rights, out of its authorized but unissued stock, for the purpose of effecting the conversion of Series A Preferred Stock, such number of its duly authorized Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series A Preferred Stock. The Corporation covenants that all shares of Common Stock issued upon conversion of outstanding shares of Series A Preferred Stock shall, upon issuance, be duly authorized, validly issued, fully paid and non-assessable and free and clear of all liens and charges.

                  (n) For purposes hereof, the following terms have the following meanings:

                           (i)      "Trading Price" on any Trading Day with
respect to the per share price of any shares of Common Stock means the average of the reported high and low sale price or, in case no such reported sale takes place on such day, the average of the reported high and low bid and asked prices, in either case, on the American Stock Exchange or, if shares of Common Stock are not listed or admitted to trading on such exchange, on the principal national securities exchange on which such shares are listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, on the NASDAQ or, if such shares are not listed or admitted to trading on any national securities exchange or quoted on NASDAQ, the average of the high and low bid and asked prices in the over-the-counter market as furnished by any American Stock Exchange member firm that is selected from time to time by the Corporation for that purpose.

                           (ii)     "Maturity" means the seventh anniversary of
the Original Issue Date of the Series A Preferred Stock.

                           (iii)    "Share Value" means the average Trading
Price of the Common Stock for the five consecutive Trading Days immediately preceding the Conversion Date; provided, however, that in the event that the Trading Price of the Common Stock cannot be determined pursuant to subsection n(i) hereof, the "Share Value" shall mean the fair market value of a share of Common Stock on the Conversion Date as agreed to by the Corporation, on the one hand, and a majority of the holders of the Series A Preferred Stock requesting conversion (voting or consenting in writing as a separate class), on the other hand; provided, further, that if such holders and the Corporation cannot agree on the Trading Price within 10 days, the Trading Price shall be determined by an independent nationally-recognized investment banking firm mutually acceptable to the Company, on the one hand, and a majority of such holders (voting or consenting in writing as a separate class), on the other hand, or if the Corporation and such holders are unable to so agree within 5 days, by an independent nationally recognized investment banking firm selected by the American Arbitration Association.

                           (iv)     "Trading Day," with respect to a securities
exchange or automated quotation system, means a day on which such exchange or system is open for a full day of trading.

         9. Shares to Be Retired. Any share of Series A Preferred Stock converted, redeemed, repurchased or otherwise acquired by the Corporation shall be retired and cancelled and shall upon cancellation and the filing of an appropriate certificate with the Delaware Secretary of State be restored to the status of authorized but unissued shares of preferred stock, subject to reissuance by the Board of Directors as Series A Preferred Stock or shares of Preferred Stock of one or more other series.

         10. Record Holders. The Corporation and the Corporation's transfer agent may deem and treat the record holder of any shares of Series A Preferred Stock as the true and lawful owner thereof for all purposes, and neither the Corporation nor the Corporation's transfer agent shall be affected by any notice to the contrary.

         11. Notice. Except as may otherwise be provided for herein, all notices referred to herein shall be in writing, and all notices hereunder shall be deemed to have been given upon, the earlier of receipt of such notice or three Business Days after the mailing of such notice if sent by registered mail (unless first-class mail shall be specifically permitted for such notice under the terms of this Certificate of Designations) with postage prepaid, addressed, if to the Corporation, to its offices at 10000 Innovation Drive, Milwaukee, Wisconsin 53005, (Attention: Chief Financial Officer) or to an agent of the Corporation designated as permitted by the Certificate of Incorporation or, if to any holder of Series A Preferred Stock, to such holder at the address of such holder of Series A Preferred Stock as listed in the stock record books of the Corporation (which may include the records of the Corporation's transfer agent); or to such other address as the Corporation or holder, as the case may be, shall have designated by notice similarly given.

         12. Cross-References/Definitions. All references in this Part A to any other Section are references to other Sections of this Part A and not to any Section of Part B hereof and capitalized terms in this Part A shall have the meanings ascribed to them in this Part A.

PART B.  SERIES B NON-VOTING PARTICIPATING PREFERRED STOCK

         1. Designation. The Preferred Stock of Alterra Healthcare Corporation (the "Corporation"), created and authorized for issuance hereby shall be designated as "Series B Non-Voting Participating Preferred Stock" (hereinafter "Series B Preferred Stock") which will consist of 750,000 shares of such Series B Preferred Stock, each of which has a stated value of $400 per share as adjusted, from time to time, in accordance with the provisions of
Section 8 hereof (the "Stated Value"). The Corporation shall not issue any shares of Series B Preferred Stock except pursuant to Section 8 of this Certificate of Designations, Rights and Preferences or the terms of the Corporation's Series B 9.75% Senior Convertible Pay-in-Kind Debentures due 2007 (the "Series B Debentures") or the Indenture relating to such Debentures.

         2. Priority. The Series B Preferred Stock shall, with respect to dividend rights and rights on liquidation, winding up or dissolution, whether voluntary or involuntary, whether now or hereafter issued, rank (i) junior to the Corporation's Series A 9.75% Cumulative Convertible Pay-in-Kind Preferred Stock (the "Series A Preferred Stock"), any other series of Preferred Stock established by the Corporation's Board of Directors (the "Board of Directors"), the terms of which shall specifically provide that such series shall rank senior to the Series B Preferred Stock with respect to dividend rights and rights on liquidation, winding up or dissolution (all of such series of Preferred Stock to which the Series B Preferred Stock ranks junior, are at times collectively referred to herein as the "Senior Securities"), and (ii) senior to the Corporation's Common Stock, $.01 par value per share (the "Common Stock"), (except that with respect to dividends the Series B Preferred Stock shall rank pari passu with the Common Stock) and the Corporation's Series A Junior Participating Preferred Stock (the "Junior Preferred Stock") (except that with respect to dividends, the Series B Preferred Stock shall rank junior to the Junior Preferred Stock), and, subject to clause (i) of this Section 2, any other equity securities of the Corporation, with respect to dividend rights and rights on liquidation, winding up or dissolution (all of such equity securities of the Corporation to which the Series B Preferred Stock ranks senior, including the Common Stock, are at times collectively referred to herein as the "Junior Securities").

         3.       Dividends.

                  (a) Each Holder of a share of Series B Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available therefor under the General Corporation Law of the State of Delaware (the "DGCL"), dividends for each share of Series B Preferred Stock in an amount equal the amount of all cash dividends, all non cash dividends and all other distributions (other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock by reclassification or otherwise, each of which are addressed in Section 8 hereof) declared and paid on the Common Stock, as if the shares of Series B Preferred Stock had been converted immediately prior to the record date for payment of such dividends or distributions at the conversion rate set forth in

Section 5 hereof. Dividends on shares of Series B Preferred Stock shall be payable in cash or in such other property, securities or assets (other than shares of Common Stock) as may be declared and paid by the Corporation as a dividend to the holders of the Corporation's issued and outstanding shares of Common Stock. Dividends shall be paid to the holders of record of shares of Series B Preferred Stock at the close of business on the date specified by the Board of Directors of the Corporation at the time such dividend is declared; provided, however, that such record date shall not be more than 60 days nor less than 10 days prior to the respective dividend payment date.

                  (b) All dividends paid with respect to shares of Series B Preferred Stock pursuant to Section 3(a) hereof shall be paid pro rata to the holders entitled thereto.

                  (c) If at any time the Corporation shall have failed to pay all dividends which have accrued on any outstanding shares of Senior Securities at the times such dividends are payable, unless otherwise provided in the terms of such Senior Securities, no cash or stock dividend (except in shares of Series B Preferred Stock) shall be declared by the Board of Directors or paid or set apart for payment by the Corporation on shares of Series B Preferred Stock unless prior to or concurrently with such declaration, payment or setting apart for payment, all accrued and unpaid dividends on all outstanding shares of such Senior Securities shall have been declared, paid or set apart for payment, without interest.

         4.       Liquidation Preference.

                  (a) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, the holders of shares of Series B Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders an amount in cash equal to the greater of (i) the Stated Value and (ii) the Common Stock Liquidation Amount (as defined below) for each share of Series B Preferred Stock outstanding plus all declared but unpaid dividends thereon to the date fixed for liquidation, before any payment shall be made or any assets distributed to the holders of any of the Junior Securities (the "Liquidation Preference"); provided, however, that the holders of outstanding shares of Series B Preferred Stock shall not be entitled to receive such liquidation payment until the liquidation payments on all outstanding shares of Senior Securities shall have been paid in full. If the assets of the Corporation are not sufficient to pay in full the liquidation payments payable to the holders of outstanding shares of Series B Preferred Stock, then the holders of all such shares shall share ratably in such distribution of assets in accordance with the full respective preferential amounts that would be payable on such shares of Series B Preferred Stock if all amounts payable thereon were paid in full.

                  (b) For the purposes of this Section 4, "Common Stock Liquidation Amount" means the amount, if any, that each outstanding share of Series B Preferred Stock would be entitled to receive following the payment by the Corporation of any liquidation preferences with respect to the Senior Securities, out of assets legally available for distribution as contemplated by the relevant provisions of the DGCL and applicable law, assuming that the holders of shares of Series B Preferred Stock were entitled to participate with the holders of

Common Stock in all other assets of the Corporation (with each share of Series B Preferred Stock entitled to participate on the same basis as one hundred (100) shares of Common Stock).

                  (c) For the purposes of this Section 4, (i) the voluntary sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the property or assets of the Corporation (unless and until such sale, conveyance, exchange or transfer is followed by the dissolution of the Corporation pursuant to the DGCL) or (ii) the consolidation or merger of the Corporation with one or more other companies or entities shall not be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary.

         5.       Conversion by the Corporation.

                  (a) The Corporation may, at its option, on or after May 31, 2003, convert all, but not less than all, of the shares of Series B Preferred Stock then outstanding, upon notice as set forth in Section 5(d) hereof, into shares of Common Stock with each share of Series B Preferred Stock being converted into one hundred (100) shares of fully paid non-assessable shares of Common Stock in accordance with and subject to the terms of this
Section 5.

                  (b) Notice of any conversion shall be sent by or on behalf of the Corporation not less than 30 days prior to the date specified for such conversion in such notice (the "Conversion Date"), by first-class mail, postage prepaid, to all holders of record of Series B Preferred Stock at their last addresses as they shall appear on the books of the Corporation (the date such notice is mailed by or on behalf of the Corporation is referred to herein as the "Conversion Notice Date"); provided, however, that no failure to give such notice or any defect therein or in the mailing thereof shall affect the validity of the proceedings for the conversion of any shares of Series B Preferred Stock except as to the holder to whom the Corporation has failed to give notice or except as to the holder to whom such notice was defective. In addition to any information required by law, such notice shall state: (i) the place or places where certificates for such shares are to be surrendered; and
(ii) that dividends on the shares to be converted will cease to be declared as of and after the Conversion Date.

                  (c) If notice has been mailed in accordance with Section 5(b) hereof and, provided that on or before the Conversion Date specified in such notice, all shares of Common Stock necessary for such conversion shall have been set aside by the Corporation for the pro rata benefit of the holders of the Series B Preferred Stock so called for conversion, so as to be, and to continue to be available therefor, then, from and after the Conversion Date, dividends on the shares of Series B Preferred Stock so called for conversion shall cease to be declared, and such shares shall no longer be deemed to be outstanding and shall not have the status of shares of Series B Preferred Stock, and all rights of the holders thereof as stockholders of the Corporation (except the right to receive from the Corporation shares of Common Stock in connection with the conversion) shall cease.

                  (d) Upon surrender to the Corporation at the office of the transfer agent or such other place or places, if any, as the Board of Directors may determine and as specified in the Conversion Notice, of certificates duly endorsed to the Corporation or in blank for shares of Series B Preferred Stock called for conversion together with appropriate evidence of the payment of any transfer or similar tax, if required, the Corporation shall issue the number of shares of Common Stock issuable upon conversion thereof as of the time of such surrender and as promptly as practicable thereafter will deliver or cause to be delivered certificates for such shares of Common Stock to the record holder of the shares so surrendered.

                  (e) No fractional shares of Common Stock shall be issued pursuant to this Section 5 and the aggregate number of shares of Common Stock issued to a holder of Series B Preferred Stock shall be rounded down to the nearest whole number of shares.

                  (f) The Corporation shall pay all documentary, stamp, or similar issue or transfer tax due upon conversion of Series B Preferred Stock.

         6.       Redemption at the Request of the Holder.

                  (a) Any holder of Series B Preferred Stock may, at its option, on or after May 31, 2003, from time to time, cause the Corporation to redeem all, but not less than all, of the Series B Preferred Stock held by such holder on such date, upon notice as set forth in Section 6(c) hereof at the redemption price set forth in Section 6(b) hereof.

                  (b) The Redemption Price of each share of the Series B Preferred Stock shall be an amount in cash equal to one hundred (100) times the Common Share Value (hereinafter defined) on the Redemption Date (as defined herein) and, at the election of the Corporation, may be paid in cash or may be satisfied in full by issuing to the holder one hundred (100) shares of Common Stock for each share of Series B Preferred Stock that is subject to redemption. The Corporation shall take all actions required or permitted under the DGCL to permit such redemption of Series B Preferred Stock.

                  (c)      Notice of any requested redemption pursuant to
Section 6(a) hereof shall be sent by or on behalf of the holder of shares of Series B Preferred Stock by first-class mail, postage prepaid, to the Corporation at its address set forth in Section 11 hereof (the date of such mailing being referred to herein as the Redemption Date). Such notice shall state: (i) that such redemption is being requested pursuant the redemption provisions hereof; and (ii) the number of shares of Series B Preferred Stock to be redeemed. Upon receipt by the Corporation of any such notice of requested redemption, the Corporation shall become obligated to redeem as soon as practicable thereafter all shares as to which redemption has been requested.

                  (d) For purposes hereof, the following terms have the following meanings:

                           (i) "Closing Price" on any Trading Day with respect to the per share price of any shares of Common Stock means the last reported sale price regular way or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way, in either case on the American Stock Exchange or, if shares of Common Stock are not listed or admitted to trading on such exchange, on the principal national securities exchange on which such shares are listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, on the NASDAQ or, if such shares are not listed or admitted to trading on any national securities exchange or quoted on NASDAQ, the average of the closing bid and asked prices in the over-the-counter market as furnished by any American Stock Exchange member firm that is selected from time to time by the Corporation for that purpose.

                           (ii) "Common Share Value" means the average of the Closing Price of the Common Stock for the five (5) consecutive Trading Days immediately preceding the Redemption Date; provided, however, that in the event that the Closing Price of Common Stock cannot be determined pursuant to subsection d(i) hereof, the "Common Share Value" shall mean the fair market value of a share of Common Stock on the Redemption Date as agreed to by the Corporation, on the one hand, and the holders of a majority of the shares of Series B Preferred Stock that are subject to redemption (voting or consenting in writing as a separate class), on the other hand; provided, further, that if the Corporation and such holders are unable to so agree within 10 days after the Redemption Date, the fair market value of a share of Common Stock shall be determined by an independent nationally-recognized investment banking firm mutually acceptable to the Corporation, on the one hand, and the holders of a majority of the shares of Series B Preferred Stock that are subject to redemption (voting or consenting in writing as a separate class), on the other hand, or if the Corporation and such holders are unable to so agree within 5 days, by an independent nationally-recognized investment banking firm selected by the American Arbitration Association.

                           (iii) "Trading Day," with respect to a securities exchange or automated quotation system, means a day on which such exchange or system is open for a full day of trading.

         7. Voting Rights. Except as otherwise provided herein or as otherwise required by law, holders of the Series B Preferred Stock shall have no voting rights; provided, however, that, notwithstanding the foregoing, the holders of the Series B Preferred Stock, acting by vote of a majority of the then outstanding Series B Preferred Stock, shall be entitled to approve, voting together as a single class: (i) any amendment or modification, direct or indirect, of the rights or preferences of the Common Stock or the Series B Preferred Stock, whether by amendment of the Certificate of Incorporation, recapitalization, merger or otherwise (including, without limitation, the authorization or the filing of any certificate of designations with respect to any additional class or series of capital stock of the Corporation) and (ii) any merger, amendment of the Certificate of Incorporation, share exchange or other corporate action (including, without limitation, any offer by the Corporation to repurchase shares of Common Stock or any amendment to the Rights Agreement between the Corporation and American Stock Transfer & Trust Corporation dated as of December 10, 1998 as amended or modified from time to time) involving the conversion or exchange of Common Stock or the receipt of cash, securities (whether of the Corporation or any other entity), options, warrants or rights to acquire securities or other property by holders of Common Stock (except to the extent such transaction is subject to the provisions of Section 8 hereof) unless the holders of Series B Preferred Stock are entitled to participate in such transaction on the same terms as the holders of Common Stock (with each share of Series B Preferred Stock entitled to participate on the same basis as one hundred (100) shares of Common Stock). Each share of Series B Preferred Stock shall entitle the holder thereof to cast one vote on any matter submitted to a vote of the holders of the Series B Preferred Stock in accordance with the preceding sentence. Notwithstanding anything to the contrary contained herein, any action required or permitted to be taken by the holders of Series B Preferred Stock at any meeting of the holders of Series B Preferred Stock may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of 100% of the issued and outstanding shares of Series B Preferred Stock.

         8.       Anti-Dilution Adjustments.

                  (a) In case the Corporation shall (i) pay or make a dividend or other distribution on the outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify the outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify the outstanding shares of Common Stock into a smaller number of shares, the number of issued and outstanding shares of Series B Preferred Stock (the "Outstanding Number") at the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution or subject to such subdivision, combination or reclassification (the "Record Date") shall be adjusted by multiplying such Outstanding Number by a fraction of which the numerator shall be the sum of such number of shares of Common Stock outstanding immediately after the event described in clauses (i),
(ii) or (iii) of this Section 8(a) and of which the denominator shall be the number of shares of Common Stock outstanding at the close of business on the Record Date, such adjustment to the Outstanding Number to become effective immediately after the opening of business on the Record Date. No adjustment to the Outstanding Number need be made for a change in the par value of the Common Stock. Whenever the Outstanding Number is adjusted, the Stated Value of each share of Series B Preferred Stock shall be adjusted proportionately such that the aggregate Stated Value of all issued and outstanding shares of Series B Preferred Stock shall not change as the result of the adjustment of the Outstanding Number.

                  (b) Whenever the Outstanding Number is adjusted, the Corporation shall promptly mail to the holders of Series B Preferred Stock (i) a notice of adjustment briefly stating the facts requiring the adjustment, the manner of computing such adjustment and any adjustment to the Stated Value; and
(ii) a certificate or certificates representing the number of whole shares of Series B Preferred Stock to which such holder is entitled pursuant to Section 8(a) hereof or, in the case of a reduction in the Outstanding Number, a new certificate or certificates, in exchange for such holder's existing certificate or certificates, representing the number of whole shares of Series B Preferred Stock to which such holder is entitled following the adjustment provided for in
Section 8(a) hereof. No fractional shares of Series B Preferred Stock shall be issued by the Corporation, so that the number of shares of Series B Preferred Stock to be issued pursuant to this Section 8 to a holder of Series B Preferred Stock shall be rounded down to the nearest whole number of shares and the Corporation shall make a cash payment to a holder of shares of Series B Preferred Stock who would otherwise have received a fractional share of Series B Preferred Stock in an amount equal to the greater of (i) the portion of the Stated Value represented by such fraction or (ii) the portion of the Common Stock Liquidation Amount represented by such fraction determined as of the Record Date of the action necessitating the adjustment; provided, however, that, at the option of the Corporation, the number of shares of Series B Preferred Stock to be issued to each holder of Series B Preferred Stock may be rounded up to the nearest whole number in lieu of making a cash payment with respect to any fractional amount.

                  (c) In case of any consolidation or merger of the Corporation with any other entity, or in case of any sale or transfer of all or substantially all of the assets of the Corporation, or in the case of any share exchange pursuant to which all of the outstanding shares of Common Stock are converted into other securities or property, the Corporation shall make appropriate provision or cause appropriate provision to be made so that the holder of each share of Series B Preferred Stock then outstanding shall have the right thereafter to receive, in lieu of Common Stock, in exchange for holder's shares of Series B Preferred Stock, the kind and amount of shares of stock and other securities and property receivable upon such consolidation, merger, sale, transfer or share exchange by a holder of one hundred (100) shares of Common Stock; provided, however, that if a purchase, tender or exchange offer shall have been made to and accepted by the holders of more than 50% of the outstanding shares of Common Stock, and if a holder of shares of Series B Preferred Stock so designates in a notice given to the Corporation on or before the date immediately preceding the date of the consummation of such transaction, the holder of such Series B Preferred Stock shall be entitled to receive the highest amount of securities, cash or other property to which a holder of a number of shares of Common Stock equal to one hundred (100) times the number of shares of Series B Preferred Stock held by such holder of Series B Preferred Stock would actually have been entitled to receive upon the consummation of such purchase, tender or exchange offer, subject to adjustments (from and after the consummation of such purchase, tender or exchange offer) as nearly equivalent as possible to the adjustments provided for in this Section 8. If in connection with any such consolidation, merger, sale, transfer or share exchange, each holder of shares of Common Stock is entitled to elect to receive either securities, cash or other assets upon completion of such transaction, the Corporation shall provide or cause to be provided to each holder of Series B Preferred Stock the right to elect to receive the securities, cash or other assets a holder of a number of shares of


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

Common Stock equal to one hundred (100) times the number of shares of Series B Preferred Stock held by such holder of Series B Preferred Stock would have been entitled to elect to receive on the same terms and subject to the same conditions applicable to holders of the Common Stock (including, without limitation, notice of the right to elect, limitations on the period in which such election shall be made and the effect of failing to exercise the election). The Corporation shall not effect any such transaction unless the provisions of this paragraph have been fulfilled. The above provisions shall similarly apply to successive consolidations, mergers, sales, transfers or share exchanges.

                  (d) Anything herein to the contrary notwithstanding, no adjustment will be made pursuant to Section 8 hereof by reason of the issuance of Common Stock upon the conversion of Series A Preferred Stock or the Corporation's Series A 9.75% Convertible Pay-in-Kind Debentures due 2007 or the Corporation's Series C 9.75% Convertible Pay-in-Kind Debentures due 2007 or by reason of the issuance of Series B Preferred Stock upon the conversion of the Series B Debentures.

         9. Shares to Be Retired. Any share of Series B Preferred Stock redeemed, repurchased or otherwise acquired by the Corporation shall be retired and cancelled and shall upon cancellation and the filing of an appropriate certificate with the Delaware Secretary of State be restored to the status of authorized but unissued shares of Preferred Stock, subject to reissuance by the Board of Directors as Series B Preferred Stock or shares of preferred stock of one or more other series.

         10. Record Holders. The Corporation and the Corporation's transfer agent may deem and treat the record holder of any shares of Series B Preferred Stock as the true and lawful owner thereof for all purposes, and neither the Corporation nor the Corporation's transfer agent shall be affected by any notice to the contrary.

         11. Notice. Except as may otherwise be provided for herein, all notices referred to herein shall be in writing, and all notices hereunder shall be deemed to have been given upon, the earlier of receipt of such notice or three Business Days after the mailing of such notice if sent by registered mail (unless first-class mail shall be specifically permitted for such notice under the terms of this Certificate of Designations) with postage prepaid, addressed, if to the Corporation, to its offices at 10000 Innovation Drive, Milwaukee, Wisconsin 53005, (Attention: Chief Financial Officer) or to an agent of the Corporation designated as permitted by the Certificate of Incorporation or, if to any holder of Series B Preferred Stock, to such holder at the address of such holder of Series B Preferred Stock as listed in the stock record books of the Corporation (which may include the records of the Corporation's transfer agent); or to such other address as the Corporation or holder, as the case may be, shall have designated by notice similarly given.

         12. Cross References/Definitions. All reference in this Part B to any other Section are references to other Sections of this Part B and not to any Section of Part A hereof and capitalized terms used in this Part B shall have the meanings ascribed to them in this Part B.

                           [Signature page to follow.]


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         IN WITNESS WHEREOF, the Corporation has caused this Certificate of
Designations to be executed and acknowledged by its duly authorized officer this 31st day of May, 2000.

                                         ALTERRA HEALTHCARE CORPORATION


                                         /s/ William F. Lasky
                                         ---------------------------------------
                                         William F. Lasky
                                         President and Chief Executive Officer


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